Exhibit 99.1

Talis Biomedical Regains Compliance with Nasdaq Minimum Bid Price Requirement

REDWOOD CITY, Calif. – July 24, 2023 – Talis Biomedical Corporation (Nasdaq: TLIS), a diagnostic company dedicated to advancing health equity and outcomes through the delivery of accurate infectious disease testing in the moment of need, at the point of care, today announced that it received written notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”) dated July 20, 2023, that the Company has regained compliance with the minimum bid price requirement of at least $1.00 per share under Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Requirement”). In order to regain compliance, the Company’s common stock was required to maintain a closing bid price of at least $1.00 per share for a minimum of ten consecutive business days which the Company satisfied on July 19, 2023. Accordingly, the Notice stated that Nasdaq now considers the matter closed.

The Notice follows the Company’s 1-for-15 reverse stock split approved by stockholders on June 9, 2023, and effected at 5:00 p.m. Eastern time on July 5, 2023, after which the Company’s common stock closed at a minimum of $1.00 per share for the 10 consecutive business days ended July 19, 2023.

About Talis Biomedical

Talis Biomedical is dedicated to advancing health equity and outcomes through the delivery of accurate infectious disease testing in the moment of need, at the point of care. The Company plans to develop and commercialize innovative products on its sample-to-answer Talis One® system to enable accurate, low cost, and rapid molecular testing. For more information, visit talisbio.com.

Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “would,” “should,” “believe,” “expect,” “anticipate,” “could,” “estimate,” “continue,” “predict,” “potential,” “forecast,” “project,” “plan,” “intend” or similar expressions, or other words that convey uncertainty of future events or outcomes can be used to identify these forward-looking statements. Forward-looking statements include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, the Company’s compliance with the minimum required for continued listing on The Nasdaq Capital Market. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors that could cause actual results and events to differ materially and adversely from those indicated by such forward-looking statements including, among others, the Company’s ability to maintain compliance with the per share bid price requirement for continued listing on The Nasdaq Capital Market, market conditions and their impact on the trading price of our common stock and other risks and uncertainties that are described more fully in the “Risk Factors” section and elsewhere in our filings with the Securities and Exchange Commission and available at www.sec.gov, including in our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These statements are based upon information available to us as of the date of this press release, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and our statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements. Any forward-looking statements that we make in this announcement speak only as of the date of this press release, and Talis Bio assumes no obligation to update forward-looking statements whether as a result of new information, future events or otherwise after the date of this press release, except as required under applicable law.

Contact

Media & Investors
Emily Faucette
efaucette@talisbio.com
415-595-9407